Commitments, Collaborations and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments, Collaborations and Contingencies
Commitments, Collaborations and Contingencies

8. Commitments, Collaborations and Contingencies

Commitments

The Company leases its facilities and certain equipment under operating leases.

In 2011, the Company renegotiated its facility lease through December 31, 2013. The renegotiated lease commenced in June 2011. Additionally, in May 2012, the Company leased additional space at the same facility through April 30, 2014. In March 2013, the Company extended its leases through June 30, 2014. The future minimum rental payments under the new lease are included in the future minimum rental payments below. The lease is subject to fixed rate escalation increases. As a result, the Company recognizes rent expense on a straight-line basis for the full amount of the commitment including the minimum rent increases over the life of the lease. Under the terms of the lease agreements, the Company expects to incur rent expense associated with its new office leases of $401,000 per year.

Rent expense under the Company's operating leases for the six months ended June 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010, was $207,000, $177,000, $379,000, $265,000 and $180,000, respectively.

Future minimum lease payments are as follows at December 31, 2012, including the extended lease of office space beginning in March 2013:

Operating Leases
Years ended December 31:
2013	$410,000
2014	211,000
Thereafter	—

Total future minimum lease payments	$621,000

Collaboration Arrangements

From time to time, the Company enters into collaborative arrangements for its research and development and manufacturing activities. Each collaboration is unique in nature and the Company's significant agreements are discussed below.

Bayer

In August 2010, the Company entered into a license agreement with Bayer Consumer Care AG that provides Bayer with an exclusive license to develop, manufacture and commercialize ATX-101 outside of the United States and Canada. In connection with the License Agreement the Company also entered into a related Services, Research, Development and Collaboration Agreement with Bayer's affiliate, Intendis GmbH. These agreements are referred to jointly as the collaboration arrangement with Bayer, and Bayer Consumer Care AG and Intendis GmbH are referred to jointly as Bayer. In connection with the entry into the collaboration arrangement, Bayer paid the Company an upfront license fee of approximately $21,319,000 and approximately $22,247,000 for research and development to fund a portion of Bayer's European Phase III clinical trials. The Company is eligible to receive up to $297,000,000 for certain development, manufacturing, regulatory and commercialization contingent payments upon the achievement by Bayer of specified events under our collaborative arrangement, as well as escalating royalties from the mid- to high-teens on Bayer's net product sales of ATX-101. The first of these contingent event-based payments of $15,800,000 was received on May 31, 2012, triggered by the completion of Bayer's European Phase III clinical trial for ATX-101, the receipt of two consecutive validated manufacturing lots and Bayer's subsequent decision to pursue continued development and seek regulatory approval of ATX-101. This amount was recorded as revenue upon receipt as all revenue recognition criteria had been met. At this time, Bayer also elected to pursue additional research and development activities related to ATX-101, which are distinct from the original development activities, and subsequently funded $17,400,000 for these additional Bayer development activities. This payment was recorded as restricted cash and deferred development funds and will be recognized as an offset to development expense as the restricted cash is utilized to fund Bayer's development activities. The contingent event-based payments the Company may receive from Bayer pursuant to its collaboration arrangement do not meet the definition of a milestone under applicable ASC guidance, as achievement of the triggering events for such payments is based on the performance of Bayer and not the Company. Therefore, the milestone method will not be applied to those payments.

Bayer has the right to terminate the license agreement at any time upon advance notice of 180 days if Bayer determines that ATX-101 does not appear to be commercially viable or if there is a material change in circumstances that impacts the prospective profitability of ATX-101. The license agreement expires simultaneously with the expiration of royalties on a product-by-product/country-by-country basis, and expires in its entirety upon the expiration of royalties with respect to all products outside of the United States and Canada. Such royalties expire on the later of (i) the expiration of patent claims relating to ATX-101, (ii) the expiration of exclusivity extensions for ATX-101, or (iii) 15 years from the date of first commercial sale, each with respect to the relevant country. The royalty payments discussed above are subject to reduction in connection with, among other things, the entry into the market of certain products competitive to ATX-101. In the event a competitive product meeting certain qualifications is approved for sale and is actually and legally sold in a particular territory (in the case of the EU, any member country), the Company's royalties on Bayer's net sales of ATX-101 in that territory will be reduced from the mid- to high-teens to the low-single digits to low-teens depending upon the timing and territory of such competitive entry. Except with respect to the EU, the entry of a qualifying competitive product into one territory does not result in a reduction in the royalty payments applicable to Bayer's net sales in other territories. Similarly, our royalties on Bayer's net sales of ATX-101 would be reduced to the low- to mid-single digits, or eliminated entirely, in each country in which an approved generic is actually and legally sold in such country, depending on the timing and country of such generic entry. The license agreement may also be terminated by us upon Bayer commencing an action that challenges the validity of ATX-101-related patents or if Bayer ceases or abandons developing ATX-101 outside of the United States and Canada. The license agreement may also be terminated by either party in the event of a material breach by the other party.

License fees of $21,319,000 were deferred and recognized on a straight-line basis over the period of substantial involvement in collaboration activities that were required to be conducted relative to the upfront license fee and development funds received from Bayer. These activities were completed as of May 31, 2012.

Amounts to fund collaboration efforts of $22,247,000 and $17,400,000 were recorded as restricted cash and deferred development funds and are recognized as an offset to research and development expenses as the restricted cash is utilized to fund development activities. Restricted cash and deferred development funds were presented as current and long-term on the balance sheet are based on the Company's estimate of amounts that will be spent to fund development activities within the next 12 months. Amounts recognized as offsets to research and development expense were $3,483,000, $6,542,000, $10,075,000, $14,615,000 and $1,039,000 for the six months ended June 30, 2013 and 2012 and the years ended December 31, 2012, 2011, and 2010, respectively.

Los Angeles Biomedical Research

In August 2005, the Company entered into an exclusive license agreement with Los Angeles Biomedical Research Institute at Harbor/UCLA Medical Center, or LA Biomed, pursuant to which it obtained a worldwide exclusive license to practice, enforce and otherwise exploit certain patent rights related to the use of the active ingredient in ATX-101. The exclusive license requires the Company to pay LA Biomed a milestone payment of $500,000 upon receipt of marketing approval of ATX-101, as well as non-royalty sublicense fees equal to 10% of any sublicense income, up to a total of $5,000,000, 50% of which the Company may elect to satisfy through the issuance of capital stock. Additionally, upon commercialization of a licensed product or service, the Company is obligated to pay low- to mid- single digit royalties on net product sales of ATX-101 by it and Bayer. The Company may terminate this license without penalty upon 90 days' notice to LA Biomed and LA Biomed may terminate the license in certain circumstances if the Company fails to perform, or violates any term of the agreement, subject to applicable cure provisions. Subject to default by the Company or termination, the license remains in effect until the last patent or patent application in the licensed patent rights has expired or been revoked, invalidated or abandoned.

In August 2010, due to the receipt of the upfront license fee from Bayer, the Company incurred non-royalty sublicense fees of $1,950,000, which was deferred and is being recognized as sublicense fee expense on a straight-line basis over the same period as the license income. During 2010, the Company made payments of cash and stock to LA Biomed totaling $390,000 related to the non-royalty sublicense fee incurred. The remainder of $1,560,000 was paid upon our IPO in 50% cash and 50% stock.

Additionally, due to the receipt of the contingent event-based payment of $15,800,000 payable from Bayer on May 31, 2012, the Company incurred an additional non-royalty sublicense fee of $1,580,000 to LA Biomed, which was paid in 50% cash and 50% stock.

Supply Arrangements

Pfizer, Inc.

The Company currently has an exclusive supply agreement with Pfizer, Inc., or Pfizer, as the single-source supplier of a key raw material for ATX-101. The agreement with Pfizer expires in December 2014. The agreement can also be terminated prior to expiration by either party (i) upon 60 days' written notice of an uncured material breach, (ii) upon 24 months' written notice, (ii) the bankruptcy or insolvency of the other party or (iv) by Pfizer if the Company abandons development of ATX-101. The Company is not required to purchase any minimum or specific quantities from Pfizer, however, any purchase of the key starting material must be made from Pfizer. Payments are due to Pfizer 30 days after receipt of an invoice following shipment of the material.

Hospira, Inc.

In November 2010, the Company entered into a long-term agreement with Hospira, Inc., or Hospira, as its drug product fill/finish supplier. The initial term of the agreement expires five years after the first day of the month after our first bona fide sale of ATX-101 to a non-affiliate customer after ATX-101 receives regulatory approval, and may be extended for additional and successive two year terms. The agreement may be terminated prior to expiration by either party upon 24 months' written notice. The agreement may also be terminated by either party upon 60 days' written notice of an uncured material breach, the bankruptcy or insolvency of the other party or upon notice that the other party is unable to perform for 180 days due to a force majeure. The Company is not required to purchase any minimum or specific quantities from Hospira; however, if ATX-101 is approved, Hospira has the right to be the Company's sole provider of drug product for a period of three year following commercialization, and, following the completion of the third year, the right to provide no less than seventy-five percent of the Company's total annual requirement of drug product. Payments are due to Hospira 30 days after receipt of an invoice or, with respect to certain pre-specified events, upon completion of such event.

Contingencies

The Company may be subject to various litigation matters arising in the ordinary course of business from time to time. The Company is not subject to any currently pending legal matters or claims that would have a material adverse effect on its financial position, results of operations or cash flows.